Exhibit 10.37

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS (“BLUE SKY LAWS”), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE. THE CONVERTIBLE PROMISSORY NOTE PURCHASED UNDER THIS AGREEMENT AND ANY SECURITIES INTO WHICH THE CONVERTIBLE PROMISSORY NOTE IS CONVERTIBLE ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THIS PURCHASE AGREEMENT.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

THIS CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT (the “Agreement”) is dated for references purposes as of March 20, 2015 (the “Effective Date”), by and between Jaguar Animal Health, Inc., a Delaware corporation (the “Company”) and Dechra Pharmaceuticals PLC (the “Investor”).

RECITALS

Investor desires to purchase from the Company, and the Company desires to sell to Investor, a Convertible Promissory Note in form and substance attached hereto as Exhibit A (the “Note”) in the principal set forth on the signature page and a Warrant in form and substance attached hereto as Exhibit B (the “Warrant”) to purchase the Company’s Common Stock, all on the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereby agree as follows:

1.                                      Purchase and Sale of Note and Warrant.

a.                                      Sale and Issuance of Note and Warrant.  Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to Investor at the Closing, the Note in the principal amount set forth on the signature page and a Warrant to purchase that number of Shares as calculated and set forth on the signature page (and where the reference is applicable, the Note and Warrant and all equity underlying the Note and Warrant, collectively, the “Securities”).

b.                                      Payment and Delivery. Investor shall purchase the Note and Warrant by making payment to the Company in cash, by check or wire transfer of funds of the aggregate purchase price of the Note and Warrant as set forth on the signature page  (the “Purchase Price”) delivered to the Company on the Effective Date (the “Closing”).

c.               Delivery of Note.  Upon Investor’s delivery of the Purchase Price in full and a fully executed and completed original of this Purchase Agreement, the Note and Warrant,

the Company will deliver the Note and Warrant to Investor (the “Closing”).

d.              Tax Matters.   The Company and the Investor, as a result of the arm’s length bargaining, agree that: neither the Investor  nor any affiliated  company has rendered any services to the Company in connection with this Agreement; none of the Warrants are being or will be issued as compensation. The Investor hereby agrees and acknowledges that interest payments under the Note may be withheld by the Company to comply with applicable U.S. state and federal tax laws, rules and regulations, unless a U.S. exemption from such withholding exists and Investor has complied with all such exemptions under applicable U.S. state and federal tax rules, regulations and laws, including but limited if applicable delivery to the Company of a validly completed and executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing Investor’s exemption from withholding.

2.                                      Company’s Representations and Warranties.  Except as set forth on the Schedule of Exceptions attached hereto, the Company hereby represents and warrants to Investor as of the Effective Date as follows:

a.                                      Organization, Good Standing and Qualification.  The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and sell the Securities, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

b.                                      Authorization; Binding Obligations.  All corporate action on the part of the Company, its managers, officers, directors and members necessary for the authorization of this Agreement, and the Securities and the performance of all obligations of the Company hereunder and thereunder at the Closing has been taken or will be taken prior to the Closing

c.                                       Liabilities/Capitalization. Other than obligations of the Company arising from trade payables, lease obligations and the like and any accrued salaries or consulting fees incurred in the ordinary course of business, the Company does not have any (i) material liabilities in the aggregate in excess of $500,000 and (ii) equity issued or rights to acquire equity other than those disclosed in the Company’s Amendment #5 to its S-1 Registration Statement filed with the Securities & Exchange Commission (“Registration Statement”).

d.                                      Validly Issued. All of the shares issuable upon conversion of the Note in accordance with the rights of conversion provided thereunder will,  upon conversion as provided under the Note, be validly issued, fully paid and nonassessable.

3.                                      Investor Representations and Warranties.  Investor represents and warrants to the Company that:

a.                                      Requisite Power and Authority. Investor has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out their provisions.  All action on Investor’s part required for the lawful execution and delivery of this Agreement and the Note and Warrant have been or will be effectively taken prior to the Closing.

b.                                      Account.  Investor is acquiring the Securities for investment for Investor’s own account, and not with a view to, or for resale in connection with, any distribution thereof, and Investor has no present intention of selling or distributing any of the Securities.  Investor understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein.

c.                                       Access to Data.  Investor has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to obtain any additional information which Investor has deemed necessary or appropriate for deciding whether or not to purchase the Securities, including an opportunity to receive, review and understand the information set forth in the charter documents of the Company and the Company’s financial statements, capitalization and other business information as Investor deems prudent. Investor acknowledges that no other representations or warranties, oral or written, have been made by the Company or any agent thereof except as set forth in this Agreement.

d.                                      No Fairness Determination.  Investor is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of the Securities.

e.                                       Knowledge and Experience.  Investor has such knowledge and experience in financial and business matters, including investments in other start-up companies that such individual is capable of evaluating the merits and risks of the investment in the Securities and it is able to bear the economic risk of such investment. Investor is an “accredited” investor as that term is defined under Regulation D promulgated under the Securities Act (as more fully set forth on Schedule 1 attached hereto).  Further, Investor has such knowledge and experience in financial and business matters that such individual is capable of utilizing the information made available in connection with the offering of the Securities, of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect to the Securities.

f.                                        No Public Market.  Investor is aware that there is currently no public market for the Company’s securities.  There is no guarantee that a public market will develop at any time in the future.  Investor understands that the Securities are all unregistered and may not presently be sold. Investor understands that the Securities cannot be readily sold or liquidated in case of an emergency or other financial need.  Investor has sufficient liquid assets available so that the purchase and holding of the Securities will not cause Investor undue financial difficulties.

g.                                       Rule 144.  Investor acknowledges and agrees that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

h.                                      Residence.   Investor resides in the jurisdiction identified in the address set forth on the signature page.

i.                                          Foreign Investors.  If Investor is not a United States person (as defined by Rule 902(k) under the Securities Act), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  Investor’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of Investor’s jurisdiction.  Investor also hereby represents that Investor is not a “10-percent shareholder” of the Company as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.

4.                                      Restrictive Legends.   Each instrument evidencing the Securities which Investor may purchase hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Company) may be imprinted with legends substantially in the following form:

THE SECURITIES OF THE COMPANY OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE ACT, AND THE SECURITIES OFFERED HEREBY HAVE NOT BEEN QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS IN THE STATES WHERE THIS OFFERING IS MADE.  THEREFORE, THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR QUALIFICATION UNDER SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.  THESE SECURITIES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS PURSUANT TO EXEMPTIONS IN THE VARIOUS STATES WHERE THEY ARE BEING SOLD.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT DATED EFFECTIVE

MARCH 20, 2015 BY AND BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY AS WELL AS THE COMPANY’S BYLAWS, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST.

The Company shall be entitled to enter stop transfer notices on its transfer books with respect to the Securities.

5.                                      Reliance/Bad Actor Disqualification.  Investor is aware that the Company is relying on the accuracy of the above representations to establish compliance with Federal and State securities laws.  Investor represents that neither Investor, nor any person or entity with whom Investor shares beneficial ownership of the Company’s securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, attached hereto as Annex I.

6.                                      Miscellaneous.

a.                                      Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

b.                                      Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

c.                                       Entire Agreement.  This Agreement, the Exhibits, Schedule, Registration Statement and Annex attached hereto and the Company’s charter documents constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters.  The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Company and Investor.

d.                                      Title and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

e.                                       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

f.                                        Applicable Law.  This Agreement shall be governed by and construed in accordance with laws of the State of Delaware, applicable to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware.

g.                                      Venue.  Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in San Francisco, California.

h.                                      Authority.  If Investor is a corporation, partnership, trust or estate: (i) the individual executing and delivering this Agreement on behalf of Investor has been duly authorized and is duly qualified to execute and deliver this Agreement in connection with the purchase of the Securities and (ii) the signature of such individual is binding upon Investor.

i.                                         Notices.  All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, or may be sent by email at the email address set forth below or by facsimile to any phone number provided by the parties hereto, or overnight air courier guaranteeing next day delivery at the addresses set forth on the signature page hereof to the Investor and with respect to the Company at its principal place of business. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; if emailed or telecopied, during regular business hours in San Francisco, California,  on the date transmitted or the next business day if transmitted after such regular business hours; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.  The parties may change the addresses to which notices are to be given by giving five days prior notice of such change in accordance herewith.

j.                                         Tax Matters, Etc.  INVESTOR HAS BEEN ADVISED TO CONSULT WITH MY OWN ATTORNEY OR TAX ADVISOR REGARDING THE LEGAL AND TAX CONSEQUENCES OF MY INVESTMENT IN THE NOTE AND WARRANT.  I AM NOT RELYING DIRECTLY OR INDIRECTLY ON ANY ADVICE WHICH LEGAL COUNSEL TO THE COMPANY MAY HAVE GIVEN, AND AGREE THAT SUCH LEGAL COUNSEL DOES NOT REPRESENT OR UNDERTAKE TO REPRESENT MY INDIVIDUAL INTEREST OR OTHERWISE.  IN PARTICULAR, I AGREE THAT SUCH LEGAL COUNSEL HAS NOT GIVEN ANY TAX ADVICE, DIRECTLY OR INDIRECTLY, TO ME OR FOR MY BENEFIT, THAT NO “TAX OPINION” HAS BEEN PREPARED OR GIVEN IN CONNECTION WITH THE NOTE AND THAT NO “TAX SHELTER” BENEFITS HAVE BEEN PROMISED TO ME BY ANYONE.  I FURTHER AGREE THAT I AM NOT RELYING ON OR EXPECTING LEGAL COUNSEL TO THE COMPANY TO UNDERTAKE ANY “DUE DILIGENCE” IN CONNECTION WITH THE OFFER AND SALE OF THE NOTE AND WARRANT

AND THAT THE SCOPE OF LEGAL COUNSEL’S ENGAGEMENT SHALL BE DETERMINED SOLELY BY AGREEMENT BETWEEN COUNSEL AND THE COMPANY.  I AGREE THAT COUNSEL TO THE COMPANY SHALL HAVE NO DUTY TO ME TO VERIFY OR INVESTIGATE ANY MATERIAL FACTS STATED OR OMITTED IN CONNECTION WITH THE ISSUANCE OF THE NOTE AND WARRANT.

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IN WITNESS WHEREOF, the parties hereto have each executed this Agreement effective as of the Effective Date.

INVESTOR		JAGUAR ANIMAL HEALTH, INC.

By:	/s/ Ian Page	By:	/s/ John A. Kallassy
(Signature)		(Signature)

Ian Page, CEO		John A. Kallassy, CFO
(Print Name and Title)		(Print Name and Title)

(Investor Address for Notices and Investment Decisions)

(Telephone Number and Facsimile Number)

(Email Address)

(Federal Taxpayer Identification Number)

Purchase Price/Principal Amount of Note: $1,000,000.00

Number of Warrant Shares (rounded down to nearest whole number and qualified in its entirety by the terms of the Warrant) = (50% of Note Principal Divided by the Exercise Price as established in the Warrant).

SCHEDULE 1

ACCREDITED INVESTOR

I am an accredited investor because I had individual income in excess of $200,000 in each of the last two calendar years or joint income with my spouse in excess of $300,000 in each of the last two calendar years and I reasonably expect to attain levels of income this year at least equal to these amounts.  For the purposes of this Agreement, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or property owned by a spouse): (i) the amount of any tax exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

OR

I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000.

As used herein, the term “net worth” means the excess of total assets at fair market value over total liabilities.  For the purpose of determining a person’s net worth, the principal residence owned by an individual must be excluded, while “income” means actual economic income, which may differ from adjusted gross income for income tax purposes.  Accordingly, Investor should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income:  Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

OR

ACCREDITED PARTNERSHIPS, CORPORATIONS, TRUSTS OR OTHER ENTITIES

Investor was not formed for the specific purpose of investing in the Company and;

Investor has a net worth of at least $5,000,000.

OR

All of the beneficial owners of equity in the investor qualify as accredited individual investors as set forth above.

AND

If a trust, Investor is a trust whose purchase is directed by a sophisticated person having such knowledge and experience in financial matters that he is capable of evaluating the merits and risks of an investment in the Company.

BAD ACTOR

ANNEX I

Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) At the time of such sale, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency, or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on the activities, functions or operations of such person; or

(C)Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

EXHIBIT A

FORM OF CONVERTIBLE NOTE

EXHIBIT B

FORM OF WARRANT